THE LAZARD FUNDS, INC.
Lazard Mortgage Portfolio

Supplement to Prospectus dated May 1, 2004

The Board of Directors of The Lazard Funds, Inc. (the "Fund") has approved the liquidation of Lazard Mortgage Portfolio, a series of the Fund (the "Portfolio"). The Fund had previously notified shareholders, in a prospectus supplement dated May 3, 2004, that the Fund would redeem all outstanding shares of the Portfolio by means of an in-kind distribution of the Portfolio's assets equal to the net asset value of each shareholder's Portfolio investment in complete liquidation of the Portfolio. The Fund now intends to liquidate the Portfolio's investment holdings and invest such holdings in money market instruments or other liquid assets until the Portfolio's assets are distributed to shareholders. It is anticipated that the Portfolio's assets will be distributed to investors on or about June 7, 2004.

Dated: May 26, 2004